OTHER CURRENT LIABILITIES	6 Months Ended
Jun. 30, 2023
Other Liabilities, Current [Abstract]
OTHER CURRENT LIABILITIES	OTHER CURRENT LIABILITIES
Other current liabilities is comprised of the following:

	Successor (Consolidated)	Successor (Consolidated)
(in thousands of $)	June 30, 2023	December 31, 2022
Deferred operating lease and charter hire revenue	31,288	15,588
Unfavorable contract intangibles (Note 9)	19,028	20,610
Current portion of operating lease liability	1,110	511
Mark-to-market liability on interest rate swaps	—	385
Debt guarantee liability (Note 19)	849	944
Other payables (1)	189	5,009
Other current liabilities	52,464	43,047

 (1)     Included in “Other Payables” is an amount payable to Hygo Energy Transition Ltd. (“Hygo”) as a result of the participation of its vessels in the Cool Pool of $5.0 million as of December 31, 2022.